UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 24, 2013

TENNANT COMPANY
(Exact name of registrant as specified in its charter)

Minnesota	1-16191	41-0572550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 North Lilac Drive, P.O. Box 1452 Minneapolis, Minnesota	55440
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(763) 540-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed for the sole purpose of including Item 9.01 and the Signatures sections, which were inadvertently omitted from the original Form 8-K filed on April 25, 2013.  The content of Items 1.01, 5.02 and 5.07 is repeated in this filing for convenience, but does not reflect any changes from the original Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

On April 25, 2013, Tennant Company (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Credit Agreement dated May 5, 2011, with JPMorgan Chase Bank, N. A. (“JPMorgan”), as administrative agent and collateral agent, U.S. Bank National Association, as syndication agent, Wells Fargo Bank, National Association, and RBS Citizens, N.A., as co-documentation agents, and the Lenders (including JPMorgan) from time to time party thereto (the “Credit Agreement”).

The Amendment principally provides the following changes to the Credit Agreement:

•	extends the maturity date to March 1, 2018;

•	changes the fees for committed funds under the Credit Agreement to an annual rate ranging from 0.20% to 0.35%, depending on the Company’s leverage ratio;

•
changes the rate at which borrowings under the Credit Agreement bear interest to a rate per annum equal to the greatest of (a) the prime rate, (b) the federal funds rate plus 0.50% and (c) the adjusted LIBOR rate for a one month period plus 1.0%, plus, in any such case, an additional spread of 0.30% to 0.90%, depending on the Company’s leverage ratio; and

•	changes related to new or recently revised financial regulations.

The full terms and conditions are set forth in the Amendment.  A copy of the Amendment is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company disclosed in its Proxy Statement for the 2013 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 11, 2013 (the “2013 Proxy Statement”) that the restricted stock unit (“RSU”) component of the 2010 – 2012 Long-Term Incentive Plan (“LTIP”) would vest based on achievement of certain Incentive Return On Invested Capital (“ROIC”) metrics.  The Company disclosed in the 2013 Proxy Statement that the Company achieved its internal three-year target Incentive ROIC, which entitled the Named Executives to receive a payout equal to 100% of their target RSUs.  The Company also disclosed that additional RSUs (up to an additional 100% of the target RSUs) that could be earned based on the Company’s three-year Incentive ROIC relative to its Peer Group would not be determinable until April 2013.  On April 24, 2013, the Compensation Committee of the Company’s Board of Directors certified the Company’s relative three-year Incentive ROIC results at the 74.1 percentile of the Peer Group, which resulted in an additional payout of RSUs equal to 96.4% of target.  As a result, the Named Executives earned a total of 196.4% of their target RSUs.

As provided in the 2010 – 2012 LTIP, such RSUs will be paid out in cash based on the closing price of the Company’s common stock on December 31, 2012, or $43.95.  Accordingly, the Named Executives received the following additional amounts: Mr. Killingstad, $558,365; Mr. Paulson, $146,381; Mr. Dybsky, $97,488; Mr. Eckert, $87,490; and Mr. Westman, $119,562.

Capitalized terms used in this Current Report on Form 8-K that are not defined herein have the meanings given to them in the 2013 Proxy Statement.

As disclosed in more detail below under Item 5.07, at the Annual Meeting of Shareholders on April 24, 2013, the Company’s shareholders approved the Tennant Company Amended and Restated 2010 Stock Incentive Plan, as Amended (the “Amended 2010 Plan”), and the Tennant Company 2014 Short-Term Incentive Plan (the “2014 STIP”).  The amendments reflected in the Amended 2010 Plan: (i) increased the number of shares available under the Amended 2010 Plan from 1,500,000 shares to 2,600,000 shares and (ii) retained a fungible share pool design; however, full value awards will be counted as two and fifteen hundredths shares against the pool, instead of one and seventy-four hundredths shares as under the previous Amended 2010 Plan.  The list of performance measures under the Amended 2010 Plan was also revised to include the following additional measures: revenue, receivables, operating expense and working capital.  The 2014 STIP did not reflect any substantive changes to the short-term incentive plan previously in effect for the Company’s executive officers and management.  The Amended 2010 Plan and 2014 STIP are described in more detail in the 2013 Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on April 24, 2013, for purposes of electing four directors, ratifying the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2013, providing advisory approval of executive compensation, approving the Tennant Company Amended and Restated 2010 Stock Incentive Plan, as Amended, and approving the Tennant Company 2014 Short-Term Incentive Plan.  Results of shareholder voting on these matters were as follows:

	For	Withhold	Broker Non-Vote
1. Each of the following four Class III directors was elected for a three-year term expiring in 2016:
Azita Arvani	15,855,205	266,595	1,163,544
William F. Austen	15,367,134	754,666	1,163,544
James T. Hale	15,348,955	772,845	1,163,544
H. Chris Killingstad	15,355,267	766,533	1,163,544

	For	Against	Abstain	Broker Non-Vote
2. The appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2013 was ratified.	16,858,485	393,582	33,277	0

3. Advisory approval of executive compensation was received.	14,990,732	258,160	872,908	1,163,544

4. The Tennant Company Amended and Restated 2010 Stock Incentive Plan, as Amended, was approved.	13,035,578	2,982,634	103,588	1,163,544

5. The Tennant Company 2014 Short-Term Incentive Plan was approved.	15,672,565	331,661	117,574	1,163,544

There were 18,498,218 shares of common stock entitled to vote at the meeting and a total of 17,285,344 (93.44%) shares were represented at the meeting.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is filed herewith:

    10.1  Amendment No. 1 dated April 25, 2013 to Credit Agreement dated May 5, 2011.  (Incorporated herein by reference to Exhibit 10.1 to the Company's Form 8-K filed April 25, 2013.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennant Company

Date: April 26, 2013	By:	/s/ Heidi M. Wilson
Heidi M. Wilson
Vice President, General Counsel and Secretary